Exhibit 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER AND PRINCIPAL ACCOUNTING OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Grocery Outlet Holding Corp. (the "Company") on Form 10-Q for the period ended March 30, 2024 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lindsay E. Gray, certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	May 8, 2024	By:	/s/ Lindsay E. Gray
Lindsay E. Gray
Interim Chief Financial Officer and Senior Vice President, Accounting
(Principal Financial Officer and Principal Accounting Officer)